FAIR VALUE OF FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE OF FINANCIAL INSTRUMENTS
FAIR VALUE OF FINANCIAL INSTRUMENTS

NOTE 11 — FAIR VALUE OF FINANCIAL INSTRUMENTS

Disclosures regarding the fair value of financial asset and liabilities, including those financial assets and liabilities that are not measured and reported at fair value on a recurring basis or non-recurring basis are required disclosures.  The estimated fair values have been determined by Bancorp using available market information and appropriate valuation methodologies and considerable judgment is necessary to interpret market data in the development of the estimates of fair value.  The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. In that regard, the fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement on the instrument. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of Bancorp.

Cash, Due From Banks, Federal Funds Sold, Other Borrowings and Accrued Interest Receivable and Payable —The carrying amount of these financial assets and liabilities approximates fair value.

Investment Securities — The securities classified as available for sale are reported at fair value utilizing quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, or other inputs that are observable or can be derived from or corroborated by observable market data by correlation or other means. The fair values for held-to-maturity securities including fixed rate warrants and qualified zone academy bonds are estimated using discounted cash flow analysis using interest rates currently being offered for tax-exempt municipal securities of similar terms or the current qualified zone academy bond interest rates.

Loans — The fair value of loans is estimated by discounting anticipated future cash flows using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality as of the balance sheet date.  An overall liquidity discount was also used for 2011 and 2010.  Collateral dependent impaired loans were not subjected to discounted cash flow analysis as they are already considered to be held at fair value.

Deposits — The fair values disclosed for demand, savings, and money market accounts are equal to their carrying amounts. The fair values for fixed-rate time deposits are estimated using a discounted cash flow analysis that applies interest rates currently being offered on certificates to a schedule of aggregated expected maturities on time deposits.

Off-Balance-Sheet Instruments — Commitments to extend credit and standby letters of credit represent the principal categories of off-balance sheet financial instruments.  The fair value of these instruments is not considered material since they are for relatively short periods of time and are subject to customary credit terms, which would not include terms that would expose Bancorp to significant gains or losses.

The carrying amounts and estimated fair values of Bancorp’s financial instruments at December 31, 2011 and 2010 are as follows:

	2011		2010
	Carrying		Carrying
(dollars in thousands)	Amount	Fair Value	Amount	Fair Value
Financial Assets
Cash and due from banks	$11,119	$11,119	$10,461	$10,461
Federal funds sold	41,895	41,895	80,413	80,413
Investment securities	300,050	301,626	219,338	219,833
Net loans	348,586	331,484	358,240	338,704
Accrued interest receivable	2,638	2,638	2,521	2,521

Financial Liabilities
Demand and savings deposits	421,292	421,292	375,541	375,541
Time deposits	199,000	199,956	215,340	216,736
Other borrowings	31,334	31,334	34,118	34,118

Accrued interest payable	156	156	234	234